UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: November 6, 2012
(Date of earliest event reported)

SUN COMMUNITIES, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-12616	38-2730780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27777 Franklin Rd.
Suite 200
Southfield, Michigan	48034
(Address of Principal Executive Offices)	(Zip Code)

(248) 208-2500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
On November 6, 2012, Sun Communities, Inc. (the “Company”) and its operating partnership, Sun Communities Operating Limited Partnership, entered into an underwriting agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named in Schedule II to the Underwriting Agreement (the “Underwriters”), pursuant to which the Company agreed to issue and sell to the Underwriters, subject to the terms and conditions set forth in the Underwriting Agreement, an aggregate of 3,000,000 shares (the “Offered Shares”) of the Company’s 7.125% Series A Cumulative Redeemable Preferred Stock, $0.01 par value per share (the “Series A Preferred Stock”). The Company also granted to the Underwriters a 30-day option to purchase up to an additional 450,000 shares of Series A Preferred Stock (the “Option Shares” and, together with the Offered Shares, the “Shares”). The Underwriting Agreement contains customary representations, warranties and agreements of the Company and customary conditions to closing, indemnification rights and obligations of the parties and termination provisions.
The offering and sale of the Shares have been registered under the Securities Act of 1933, as amended, pursuant to the Company's effective shelf registration statement on Form S-3 (Registration No. 333-181315).
The preceding description is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is attached hereto as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01	Other Events.

On November 6, 2012, the Company issued a press release announcing the pricing of the Shares.  A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.
On November 9, 2012, Ober, Kaler, Grimes & Shriver, a Professional Corporation, delivered its legality opinion with respect to the Shares. The legality opinion is attached hereto as Exhibit 5.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:
Exhibit No.	Description
1.1
Underwriting Agreement, dated November 6, 2012, by and among Sun Communities, Inc., Sun Communities Operating Limited Partnership, and Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several Underwriters named in Schedule II attached thereto

5.1	Opinion of Ober, Kaler, Grimes & Shriver, a Professional Corporation
8.1	Opinion of Jaffe, Raitt, Heuer & Weiss, Professional Corporation
12.1	Calculation of Earnings to Combined Fixed Charges and Preferred Stock Dividends
23.1	Consent of Ober, Kaler, Grimes & Shriver, a Professional Corporation (included in Exhibit 5.1)
23.2	Consent of Jaffe, Raitt, Heuer & Weiss, Professional Corporation (included in Exhibit 8.1)
99.1	Press Release dated November 6, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SUN COMMUNITIES, INC.
Dated: November 9, 2012	By:	/s/ Karen J. Dearing
Karen J. Dearing, Executive Vice President, Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
1.1
Underwriting Agreement, dated November 6, 2012, by and among Sun Communities, Inc., Sun Communities Operating Limited Partnership, and Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several Underwriters named in Schedule II attached thereto

5.1	Opinion of Ober, Kaler, Grimes & Shriver, a Professional Corporation
8.1	Opinion of Jaffe, Raitt, Heuer & Weiss, Professional Corporation
12.1	Calculation of Earnings to Combined Fixed Charges and Preferred Stock Dividends
23.1	Consent of Ober, Kaler, Grimes & Shriver, a Professional Corporation (included in Exhibit 5.1)
23.2	Consent of Jaffe, Raitt, Heuer & Weiss, Professional Corporation (included in Exhibit 8.1)
99.1	Press Release dated November 6, 2012